SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003

                               GOLD STANDARD, INC.
                               -------------------
             (Exact name of Registrant as specified in its Charter)


              Utah                      001-08397               87-0302579
 -------------------------------     --------------         -------------------
 (State or other Jurisdiction of      (Commission              (I.R.S. Employer
  Incorporation or Organization)        File No.)           Identification No.)


           136 South Main Street, Ste 712, Salt Lake City, Utah 84101
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (801) 328-4452

                                 Not applicable.
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.  Change in Registrant's Certifying Accountants

         Effective, January 22, 2003, the principals of Foote, Passey, Griffin & Co., LC, the independent accounting firm that has historically audited the Registrant's financial statements, transferred that firm's attest services to, and became owners in, the independent accounting firm of Mayer Hoffman McCann P.C. On March 17, 2003, the Registrant engaged the independent accounting firm of Mayer Hoffman McCann P.C. to perform attest services for the Registrant for the fiscal 2003 year which ends on October 31, 2003.

ITEM 7.  Financial Statement, Pro Forma Financial Information and Exhibits

        (c)      Exhibits

                 Exhibit 16.1   - Letter on Change in Certifying Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REGISTRANT:

                                           GOLD STANDARD, INC.


Date: March 18, 2003                 By:    /s/ Scott L. Smith
                                           -------------------------------------
                                           Scott L. Smith
                                           President and Chief Financial Officer